                                                                      Exhibit 24

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                       /s/Robert N. Burt
                                                       -----------------------
                                                          Robert N. Burt

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                        /s/Paul W. Douglas
                                                       -----------------------
                                                           Paul W. Douglas

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                     /s/William A. Franke
                                                     -------------------------
                                                        William A. Franke

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                      /s/Paul Hazen
                                                      ------------------------
                                                         Paul Hazen

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                     /s/Marie L. Knowles
                                                     -------------------------
                                                        Marie L. Knowles

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                       /s/Robert D. Krebs
                                                       ------------------------
                                                          Robert D. Krebs

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                   /s/Southwood J. Morcott
                                                   ---------------------------
                                                     Southwood J. Morcott

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 2nd day of September, 1997.


                                                  /s/Gordon R. Parker
                                                  ----------------------------
                                                     Gordon R. Parker

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas
M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                      /s/J. Steven Whisler
                                                      ------------------------
                                                      J. Steven Whisler

                            PHELPS DODGE CORPORATION

                                POWER OF ATTORNEY


                  The undersigned, a Director and Officer of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Thomas M. St. Clair, Thomas M. Foster, Scott A. Crozier and Robert
C. Swan, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS OF, the undersigned has hereunto subscribed this power of attorney this 3rd day of September, 1997.


                                                /s/Douglas C. Yearley
                                                   ---------------------------
                                                   Douglas C. Yearley










                                       2